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                                                                    EXHIBIT 10.1

                               AMENDMENT NO. 3 TO
                               UMBRELLA AGREEMENT

This Amendment No. 3 to the Umbrella Agreement dated as of June 14, 1999 ("UMBRELLA AGREEMENT") is dated as of July 15, 2004 ("AMENDMENT NO. 3") and is by and between The Goodyear Tire & Rubber Company, a company organized and existing under the laws of the State of Ohio of the United States of America ("GOODYEAR") and Sumitomo Rubber Industries, Ltd., a company organized and existing under the laws of Japan ("SRI").

WITNESSETH:

         WHEREAS, SRI and Goodyear have agreed, pursuant to the terms of an agreement dated March 3, 2003 (the "AGREEMENT"), to make certain amendments to the Alliance Agreements.

         WHEREAS, in accordance with the terms of the Agreement, the Parties desire to amend certain provisions of the Umbrella Agreement relating to non-competition.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.       AMENDMENT OF NON-COMPETE PROVISIONS

The Parties hereby amend Article 17.05(d) of the Umbrella Agreement so as to delete the words "sales of tires under the "Sumitomo" or "SRIXON" trademarks or under trademarks owned or held by The Ohtsu Tire and Rubber Company and Sumitomo Corporation" and to insert in their place the following:

       ..."sales of tires under the "Sumitomo", "SRIXON", "Ohtsu" or "Falken" trademarks, or under any trademarks owned or held by Sumitomo
       Corporation"... .

2.       GENERAL

         2.1 The Parties hereby amend the Umbrella Agreement to give effect to the provisions of this Amendment No. 3 but in all other respects the other terms and conditions of the Umbrella Agreement shall continue without change.

         2.2 The Parties hereby acknowledge that expressions used in this Amendment No. 3 will have the same meanings as are ascribed thereto in the Umbrella Agreement unless otherwise specifically defined herein.


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         IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 3 to the Umbrella Agreement to be duly executed as of July 15, 2004.

                                   THE GOODYEAR TIRE & RUBBER COMPANY


                                   By: /s/ J. M. Gingo
                                       ----------------------------------------
                                           J. M. Gingo
                                   Title:  Executive Vice President
                                           Quality Systems and
                                           Chief Technical Officer

                                   Attest: /s/ Anthony E. Miller
                                           ------------------------------------
                                               Anthony E. Miller
                                               Assistant Secretary

                                   SUMITOMO RUBBER INDUSTRIES, LTD.


                                   By: /s/ Ryochi Sawada
                                       ----------------------------------------
                                           Ryochi Sawada

                                   Title:  Representative Director and
                                           Executive Director

                                   Attest: /s/ Makoto Teshima
                                           ------------------------------------
                                               Makoto Teshima
                                               General Manager, Legal Department




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